                                                                    Exhibit 23.1



                   Consent of Independent Public Accountants
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1996, included in Halliburton Company's Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Form S-8.


                                /s/ Arthur Andersen, LLP

Dallas, Texas
October 4, 1996